Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Michelle Spolver	Katie Beck
408-721-5884	650-314-8705
michelle.spolver@forescout.com	katie.beck@forescout.com

Forescout Technologies Reports First Quarter 2019 Financial Results

•	Total Revenue grows 27% year-over-year; License Revenue grows 27% year-over-year; Subscription Revenue grows 28% year-over-year

•	GAAP gross margin and Non-GAAP gross margin improve 300 bps year-over-year, respectively

•	Generated positive operating cash flow of $6.4 million and free cash flow of $4.9 million

SAN JOSE, Calif., May 9, 2019 – Forescout Technologies, Inc. (NASDAQ:FSCT), the leader in device visibility and control, today announced results for its first quarter ended March 31, 2019.

“We had a strong start to the year and are particularly pleased with the growing diversification of our customer base, both from a geographic as well as vertical perspective,” said Michael DeCesare, CEO and President of Forescout Technologies. “The market opportunity ahead of us in device visibility and control is substantial, driven by the explosion of connected devices, the convergence of IT, IoT and OT network environments, as well as the increasing willingness of CIOs to automate their IT and security solutions. Forescout is at the center of these converging tailwinds, and we remain excited about our opportunity to capitalize on the market for visibility in the years ahead.”

First Quarter 2019 Financial Highlights

•	Revenue: Total revenue was $75.6 million, an increase of 27% over the first quarter of 2018

o	License revenue was $37.7 million, an increase of 27% over the first quarter of 2018

o	Subscription revenue was $33.8 million, an increase of 28% over the first quarter of 2018

o	Professional Services revenue was $4.1 million, an increase of 15% over the first quarter of 2018

•
Gross Profit: GAAP gross profit was $56.6 million, or 75% of total revenue, compared to $43.2 million in the first quarter of 2018, or 72% of total revenue. Non-GAAP gross profit was $58.0 million, or 77% of total revenue, compared to $44.0 million in the first quarter of 2018, or 74% of total revenue.

•
Operating Loss: GAAP operating loss was $34.1 million, or 45% of total revenue, compared to a loss of $27.5 million in the first quarter of 2018, or 46% of total revenue. Non-GAAP operating loss was $17.8 million, or 24% of total revenue, compared to $13.9 million in the first quarter of 2018, or 23% of total revenue.

•
Net Loss: GAAP net loss was $34.3 million, or $0.78 per share, compared to $28.2 million in the first quarter of 2018, or $0.74 per share. Non-GAAP net loss was $18.2 million, or $0.41 per share, based on 44.2 million weighted average diluted shares outstanding, compared to a net loss of $14.6 million in the first quarter of 2018, or $0.38 per share, based on 38.3 million weighted average diluted shares outstanding.

•
Cash Flow: Net cash provided by operating activities was $6.4 million, or 9% of total revenue, compared to net cash provided by operating activities of $24.5 million in the first quarter of 2018, or 41% of total revenue. Free cash flow was positive $4.9 million, or 6% of total revenue, compared to $22.1 million in the first quarter of 2018, or 37% of total revenue.

A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

“We are pleased with our first quarter results, highlighted by total revenue growth of 27% year-over-year and free cash flow of $4.9 million,” said Criss Harms, Chief Financial Officer of Forescout. “Despite making incremental investments this quarter as planned, we saw consistency in year-over-year operating margins and once again generated positive operating and free cash flow. We remain on track to achieve our profitability targets and to introduce more recurring revenue elements to our financial model.”

First Quarter 2019 Business Highlights
During the first quarter and recently, Forescout:

•
Announced that CRN, a premier publication and brand of The Channel Company, gave Forescout a 5-Star rating in its 2019 Partner Program Guide. This annual guide identifies the strongest and most successful partner programs in the channel today, offered by the top technology suppliers for IT products and services. The 5-Star rating recognizes an elite subset of companies that offer solution providers the best partnering elements in their channel programs.

•
Announced the release of the industry’s first unified device visibility and control platform for IT and operational technology (OT) security. This release integrates the technology from SecurityMatters into Forescout’s core platform, delivering the world’s most robust visibility and control capabilities to manage cyber risk across both IT and OT domains. Additional new enhancements will enable comprehensive visibility for multi-cloud infrastructures, provide superior auto-classification for medical and industrial devices, and automate network segmentation controls across firewalls, as well as cloud and software-defined network (SDN) environments.

Second Quarter and Full Year 2019 Outlook
Forescout provides guidance based on current market conditions and expectations.

For the second quarter of 2019, Forescout expects:

•	Revenue of $75.3 million - $78.3 million, representing year-over-year growth of 14% at the midpoint

•	Non-GAAP operating loss of $20.8 million - $20.0 million

•	Non-GAAP net loss per share of $0.48 - $0.46 using approximately 45.4 million weighted shares outstanding

For the full year 2019, Forescout expects:

•	Revenue of $365.3 million - $375.3 million, representing year-over-year growth of 24% at the midpoint

•	Non-GAAP operating loss of $15.6 million - $11.6 million

•	Non-GAAP net loss per share of $0.41 - $0.34 using approximately 45.5 million weighted shares outstanding

Guidance for non-GAAP operating loss and non-GAAP net loss per share excludes stock-based compensation expense, acquisition-related expenses, and amortization of acquired intangible assets. We have not reconciled non-GAAP operating loss guidance to GAAP operating loss, nor have we reconciled non-GAAP net loss per share to GAAP net loss per share, as a result of the uncertainty and the potential variability of the excluded items. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Conference Call Information
Forescout will host a conference call for analysts and investors to discuss its first quarter 2019 financial results today at 1:30 p.m. Pacific time. Open to the public, interested parties may access the conference call by dialing either (855) 659-9329 or (615) 247-5915 using the passcode 8167879.

A live webcast will be accessible on Forescout’s investor relations website at http://investors.Forescout.com. A telephonic replay of the conference call will be available through Thursday, May 16, 2019. To access the replay, interested parties should dial either (855) 859-2056 or (404) 537-3406 using the passcode 8167879.

About Forescout
Forescout Technologies, Inc. provides security at first sight. Our company delivers device visibility and control to enable enterprises and government agencies to gain complete situational awareness of their environment and orchestrate action. Learn more at www.Forescout.com.

©2019 Forescout Technologies, Inc. All rights reserved. Forescout Technologies, Inc. is a Delaware corporation. A list of our trademarks and patents can be found at https://www.Forescout.com/company/legal/intellectual-property-patents-trademarks. Other brands, products, or service names may be trademarks or service marks of their respective owners.

FSCT - F
Forward Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding our financial outlook for the second quarter of 2019 and fiscal year 2019, our markets and the demand for our products, our growth prospects and market opportunity, the benefits of our solution to customers, the development of our sales organization, expectations regarding profitability, and improvements in our revenue, gross margin, and product mix data. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the evolution of the cyberthreat landscape facing enterprises in the United States and other countries; developments and trends in the domestic and international markets for network security products; our growth in international markets; our expectations concerning the productivity of our expanding sales force as our sales representatives become more seasoned; our plans to attract new customers, retain existing customers and increase our annual revenue; fluctuations in our quarterly results of operations and other operating measures; increasing competition; new integrations to the Forescout platform; the receipt of product certifications and the importance of such certifications for government buyers and contractors; general economic, market and business conditions and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 1, 2019, and which should be read in conjunction with our financial results and forward-looking statements, and is available on the SEC filings section of the Investor Relations page of our website at https://investors.Forescout.com. Additional information will also be set forth in Forescout’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Forescout has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Forescout uses these non-GAAP financial measures internally in analyzing its financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Forescout’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with Forescout’s condensed consolidated financial statements prepared in accordance with GAAP. A reconciliation of Forescout’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP Gross Profit. Forescout defines non-GAAP gross profit as gross profit plus stock-based compensation expense, acquisition-related expenses, and amortization of acquired intangible assets.

Non-GAAP Operating Expense. Forescout defines non-GAAP operating expense as operating expense excluding stock-based compensation expense, acquisition-related expenses, and amortization of acquired intangible assets.

Non-GAAP Operating Loss. Forescout defines non-GAAP operating loss as operating loss excluding stock-based compensation expense, acquisition-related expenses, and amortization of acquired intangible assets.

Non-GAAP Net Loss. Forescout defines non-GAAP net loss as net loss excluding stock-based compensation expense, acquisition-related expenses, amortization of acquired intangible assets, and tax effect of non-GAAP adjustments.

Non-GAAP Net Loss Per Share. Forescout defines non-GAAP net loss per share as non-GAAP net loss divided by the weighted average diluted shares outstanding.

Free Cash Flow. Forescout defines free cash flow as net cash provided by operating activities less purchases of property and equipment. Forescout defines free cash flow margin as free cash flow as a percentage of total revenue. Forescout considers free cash flow and free cash flow margin to be profitability and liquidity measures that provide useful information to management and investors about the amount of cash generated by the business that, after the purchases of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening our balance sheet.

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
 (Unaudited, in thousands)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$70,663	$66,895
Marketable securities	56,266	47,632
Accounts receivable	56,734	79,255
Inventory	1,248	1,501
Deferred commissions - current	11,707	12,543
Prepaid expenses and other current assets	13,477	13,353
Total current assets	210,095	221,179
Deferred commissions - non-current	22,143	22,831
Property and equipment, net	23,900	24,349
Operating lease right-of-use assets	20,704	—
Restricted cash - non-current	1,283	1,266
Intangible assets, net	17,873	19,002
Goodwill	90,641	92,482
Other assets	7,034	7,369
Total assets	$393,673	$388,478

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,500	$12,118
Accrued compensation	28,121	32,649
Accrued expenses	13,988	14,558
Deferred revenue - current	106,087	101,900
Notes payable - current	7,352	7,331
Operating lease liabilities - current	4,718	—
Total current liabilities	169,766	168,556
Deferred revenue - non-current	72,023	69,618
Notes payable - non-current	6,402	8,248
Operating lease liabilities - non-current	23,535	—
Other liabilities	7,018	14,335
Total liabilities	278,744	260,757

Stockholders' equity:
Common stock	45	43
Additional paid-in capital	662,674	639,237
Accumulated other comprehensive loss	(2,281)	(302)
Accumulated deficit	(545,509)	(511,257)
Total stockholders’ equity	114,929	127,721
Total liabilities and stockholders' equity	$393,673	$388,478

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018
Revenue:
License	$37,680	$29,780
Subscription	33,799	26,359
Professional services	4,089	3,558
Total revenue	75,568	59,697
Cost of revenue:
License	7,607	7,136
Subscription	5,207	3,801
Professional services	6,186	5,549
Total cost of revenue	19,000	16,486
Total gross profit	56,568	43,211
Operating expenses:
Research and development	18,497	14,687
Sales and marketing	55,923	42,279
General and administrative	16,213	13,732
Total operating expenses	90,633	70,698
Loss from operations	(34,065)	(27,487)
Interest expense	(93)	(243)
Other income, net	617	662
Loss before income taxes	(33,541)	(27,068)
Income tax provision	711	1,128
Net loss	$(34,252)	$(28,196)
Net loss per share, basic	$(0.78)	$(0.74)
Weighted-average shares used to compute net loss per share, basic	44,196	38,313

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(34,252)	$(28,196)
Adjustments to reconcile net loss to net cash provided by operating activities
Stock-based compensation	13,828	13,590
Depreciation and amortization	2,845	1,607
Other	(15)	125
Changes in operating assets and liabilities, net of business acquisition
Accounts receivable	22,227	9,768
Inventory	253	3,534
Deferred commissions	1,520	411
Prepaid expenses and other current assets	(203)	(1,779)
Other assets	385	108
Accounts payable	(2,705)	(5,355)
Accrued compensation	(4,512)	(3,544)
Accrued expenses	549	(1,289)
Deferred revenue	6,559	34,332
Other liabilities	(40)	1,142
Net cash provided by operating activities	6,439	24,454
Cash flows from investing activities:
Purchases of property and equipment	(1,589)	(2,313)
Purchases of marketable securities	(37,651)	(26,304)
Proceeds from maturities of marketable securities	29,123	9,000
Net cash used in investing activities	(10,117)	(19,617)
Cash flows from financing activities:
Repayments of notes payable	(1,875)	(1,875)
Proceeds from sales of shares through employee equity incentive plans	12,173	3,622
Payment related to shares withheld for taxes on vesting of restricted stock units	(2,764)	—
Proceeds from public offerings, net	—	13,818
Payments of deferred offering costs	—	(1,057)
Net cash provided by financing activities	7,534	14,508
Effect of exchange rate changes on cash and cash equivalents	(70)	—
Net change in cash, cash equivalents, and restricted cash for period	3,786	19,345
Cash, cash equivalents, and restricted cash at beginning of period	69,012	67,357
Cash, cash equivalents, and restricted cash at end of period	$72,798	$86,702

FORESCOUT TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018

GAAP gross profit	$56,568	$43,211
Add:
Stock-based compensation expense	927	826
Acquisition-related expense	14	—
Amortization of acquired intangible assets	467	—
Non-GAAP gross profit	$57,976	$44,037

GAAP operating expense:	$90,633	$70,698
Less:
Stock-based compensation expense	12,901	12,764
Acquisition-related expenses	1,624	—
Amortization of acquired intangible assets	304	—
Non-GAAP operating expense	$75,804	$57,934

GAAP operating loss	$(34,065)	$(27,487)
Add:
Stock-based compensation expense	13,828	13,590
Acquisition-related expenses	1,638	—
Amortization of acquired intangible assets	771	—
Non-GAAP operating loss	$(17,828)	$(13,897)

GAAP net loss	$(34,252)	$(28,196)
Add:
Stock-based compensation expense	13,828	13,590
Acquisition-related expenses	1,638	—
Amortization of acquired intangible assets	771	—
Tax effect of non-GAAP adjustments	(145)	—
Non-GAAP net loss	$(18,160)	$(14,606)
Non-GAAP net loss per share, diluted	$(0.41)	$(0.38)
Weighted-average shares used in per share calculation for GAAP and non-GAAP, diluted	44,196	38,313

Net cash provided by operating activities	$6,439	$24,454
Less:
Net purchases of property and equipment	(1,589)	(2,313)
Free cash flow (non-GAAP)	$4,850	$22,141
Net cash used in investing activities	$(10,117)	$(19,617)
Net cash provided by financing activities	$7,534	$14,508
Free cash flow margin (non-GAAP)	6%	37%